Exhibit 10.2

SUPPLEMENT TO JOINDER AGREEMENT

This Supplement to Joinder Agreement (the “Supplement”) is made and dated as of June 23, 2015, and is entered into by and between Zosano Pharma Corporation, a Delaware corporation (“Parent”), HERCULES CAPITAL FUNDING TRUST 2014-1, a Delaware statutory trust (“Trust”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“HTGC”, and collectively with Trust, the “Lender”).

RECITALS

A. Parent previously executed and delivered to HTGC a Joinder Agreement dated as of June 3, 2014 (the “Joinder Agreement”), in connection that certain Loan and Security Agreement dated as of June 3, 2014, by and among ZP Opco, Inc. (f/k/a Zosano Pharma, Inc.) (“Borrower”) and HTGC, as it may be amended, amended and restated, supplemented or other otherwise modified from time to time (the “Loan Agreement”);

B. Trust succeeded to certain rights of HTGC under the Loan Agreement;

C. Borrower desires to amend the Loan Agreement to increase the amount of funds available to it and to change other terms as provided in that certain First Amendment to Loan and Security Agreement dated even date herewith (the “First Amendment”);

D. In connection with the First Amendment, Lender requires that Parent agree to the terms and conditions of the First Amendment, provide this Supplement and issue HTGC a warrant as required in the First Amendment;

B. Parent acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the First Amendment and the other agreements executed and delivered in connection therewith;

AGREEMENT

NOW THEREFORE, Parent and Lender agree as follows:

1.	The recitals set forth above are incorporated into and made part of this Supplement to Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.

2.	By signing this Supplement to Joinder Agreement, Parent shall be bound by the terms and conditions of the First Amendment the same as if it were the Borrower (as defined in the First Amendment) under the First Amendment, mutatis mutandis, provided however, that Lender shall not have any duties, responsibilities or obligations to Parent arising under or related to the First Amendment, or the other agreements executed and delivered in connection therewith. To the extent that Lender has any duties, responsibilities or obligations arising under or related to the First Amendment or the other agreements executed and delivered in connection therewith, those duties, responsibilities or obligations shall flow only to Borrower and not to Parent or any other Person or entity.

3.	Parent acknowledges that it benefits, both directly and indirectly, from the First Amendment, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Supplement to Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Supplement to Joinder Agreement or the Warrant issued as required by the First Amendment, or (b) its obligations under this Supplement to Joinder Agreement or the Warrant issued as required by the First Amendment are avoidable as a fraudulent conveyance.

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[SIGNATURE PAGE TO SUPPLEMENT TO JOINDER AGREEMENT]

ZOSANO PHARMA CORPORATION

By:	/s/ Vikram Lamba
Name: Vikram Lamba
Title: CEO

Address:
Attention: Vikram Lamba
34790 Ardentech Court
Fremont, CA 94555
Facsimile: 510-952-4632
Telephone: 510-745-1297

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Ben Bang
Name: Ben Bang
Title: Associate General Counsel

Address:
400 Hamilton Ave., Suite 310
Palo Alto, CA 94301
Facsimile: 650-473-9194
Telephone: 650-289-3060

HERCULES CAPITAL FUNDING TRUST 2014-1

By:	/s/ Ben Bang
Name: Ben Bang
Title: Associate General Counsel

Address:
400 Hamilton Ave., Suite 310
Palo Alto, CA 94301
Facsimile: 650-473-9194
Telephone: 650-289-3060

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